DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

LLC
FILED # 19287-03
DEC 11 2003
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Articles Of Organization
Limited-Liability Company
(PURSUANT TO NRS 86)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Limited-Liability Company**	Players Maryland Heights Nevada, LLC
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	CSC Services of Nevada, Inc. Name 502 East John Street — Carson City — NEVADA — 89706 Physical Street Address — City — Zip Code Additional Mailing Address — City — State — Zip Code
3. **Dissolution Date:** (OPTIONAL-see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual):
4. **Management** (check one)	Company shall be managed by ☐ Manager(s) OR ☒ Members
5. **Names Addresses, of Manager(s) or Members:** (attach additional pages as necessary)	Players Holding, LLC Name One Harrah's Court — Las Vegas — NV — 89119 Address — City — State — Zip Code Name Address — City — State — Zip Code Name Address — City — State — Zip Code
6. **Names, Addresses and Signatures of Organizers** (if more than one organizer attach additional page)	Scott E. Wiegand Name Signature [signature] One Harrah's Court — Las Vegas — NV — 89119 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named limited-liability company. [signature] Authorized Signature of R.A. or On Behalf of R.A. Company — Date 12-11-03

This form must be accompanied by appropriate fees. See attached fee schedule.

12/12/2003 07:45A MLR260 FY04-000-49201

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # LLC19287-03

DEC 1 8 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.

Players Maryland Heights Nevada, Inc.
Name of *merging* entity

Nevada — Jurisdiction
Corporation — Entity type *

Name of *merging* entity

Jurisdiction
Entity type *

Name of *merging* entity

Jurisdiction
Entity type *

Name of *merging* entity

Jurisdiction
Entity type *

and,

Players Maryland Heights Nevada, LLC
Name of *surviving* entity

Nevada — Jurisdiction
Limited Liability Company — Entity type *

* Corporation, non profit corporation, limited partnership, limited liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

12/18/2003 12:36P SH535 FY04-000-58973

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190):

Attn: ______________________

c/o: ______________________

____

____

3) (Choose one)

☑ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from :

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

____
Name of *surviving* entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Players Maryland Heights Nevada, Inc.
Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

Name of *merging* entity, if applicable

and, or;

Players Maryland Heights Nevada, LLC
Name of *surviving* entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

____
Name of *merging* entity, if applicable

and, or;

____
Name of *surviving* entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

____
____
____
____
____

6) **Location of Plan of Merger (check a or b):**

✔ (a) The entire plan of merger is attached;

or,

_____ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** December 31, 2003

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures – Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***
(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Players Maryland Heights Nevada, Inc.
Name of *merging* entity

[signature] Secretary 12/17/03
Signature Title Date

Name of *merging* entity

Signature Title Date

Name of *merging* entity

Signature Title Date

Name of *merging* entity

Signature Title Date

Players Maryland Heights Nevada, LLC
Name of *surviving* entity
By: Players Holding, LLC
[signature] Member 12/17/03
Signature** Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

** Scott E. Wiegand, as Vice President and Secretary of Harrah's Operating Company, Inc., sole Member of Players INternational, LLC, sole Member of Players Holding, LLC, sole Member of Players Maryland Heights Nevada, LLC

PLAN OF MERGER

Plan of Merger adopted for Players Maryland Heights Nevada, Inc., a business corporation organized under the laws of the State of Nevada on August 21, 1995 and adopted for Players Maryland Heights Nevada, LLC, a limited liability company organized under the laws of the State of Nevada on December 12, 2003.

1 The address of Players Maryland Heights Nevada, Inc. is One Harrah's Court, Las Vegas, Nevada 89119, its place of organization is the State of Nevada, and its governing law is the Nevada Revised Statutes.

2. The address of Players Maryland Heights Nevada, LLC is One Harrah's Court, Las Vegas, Nevada 89119, its place of organization is the State of Nevada, and its governing law is the Nevada Revised Statutes.

3. Players Maryland Heights Nevada, Inc. and Players Maryland Heights Nevada, LLC, shall, pursuant to the provisions of the laws of the State of Nevada, be merged with and into a single entity, to wit, Players Maryland Heights Nevada, LLC, which will survive the merger when the merger becomes effective and which is sometimes hereinafter referred to as the "surviving entity", and which shall continue to exist as said surviving entity under its present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Players Maryland Heights Nevada, Inc., which is sometimes referred to as the "merging entity," shall cease upon the effective date of the merger pursuant to the provisions of the Nevada Revised Statutes.

4. The Articles of Organization of the surviving entity when the merger becomes effective shall be the Articles of Organization of said surviving entity and said Articles of Organization shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

5. The Member of the surviving entity when the merger becomes effective shall be the Member of the surviving entity.

6. At the effective time of the merger and without any action on the part of the merging entity or the surviving entity, each share of capital stock of the merging entity shall be cancelled and retired and cease to exist and no consideration shall be delivered in exchange therefore.

7. The officers of the merging entity and the Member of the surviving entity are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided.

The effective time of the Plan of Merger, and the time when the merger therein agreed upon shall become effective, shall be December 31, 2003.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # [redacted]

JAN 1 4 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

Players Maryland Heights, Inc.
Name of merging entity

Missouri	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Players Maryland Heights Nevada, LLC
Name of surviving entity

Nevada	Limited Liability Company
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

01/14/2004 01:14P LLM668 FY04-000-58419

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) **Owner's approval was not required from**

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Important., Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Players Maryland Heights, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Players Maryland Heights Nevada, LLC
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important. Read attached Instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Players Maryland Heights, Inc.
Name of merging entity

Signature	Title	Date
[signature]	SVP and Treasurer	1/12/2004

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Players Maryland Heights Nevada, LLC
Name of surviving entity
By: Players Holding, LLC

Signature**	Title	Date
[signature]	Member	1/12/2004

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

**Charles L. Atwood, Senior Vice President and Chief Fiancial Officer of Harrah's Operating Company, Inc., sole Member of Players International, LLC, sole Member of Players Holding, LLC, sole Member of Players Maryland Heights Nevada, LLC